EXHIBIT 10.3
                                                                    ------------

                               EXCHANGE AGREEMENT


          THIS AGREEMENT made as of this 31st day of January, 2005, by and between WOODWARD LLC, a limited liability company organized under the laws of the Cayman Islands ("Holder"), and GLOBAL MATRECHS, INC., a Delaware corporation ("GMTH" or the "Company") .

          The following terms shall have the specified definitions, unless the context otherwise requires:

          "Common Stock" shall mean the common stock of GMTH, $0.0001 par value per share.

                                 R E C I T A L S

          A. The Holder is the owner of good and marketable title to various promissory notes issued by Euotech Ltd. listed on Exhibit A attached hereto, free and clear of all liens, pledges and encumbrances (the "Securities").

          B. GMTH wishes to acquire the Securities.

          C. In consideration of the transfer to GMTH of the Securities, the Holder will receive, subject to the terms and conditions set forth herein, a promissory note, (the "Note") in the form and having the terms and conditions as set forth in Exhibit B.

          NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. On the Closing Date (as defined below), GMTH agrees to acquire from the Holder the Securities.

          2. In consideration therefore, GMTH agrees to issue to the Holder the Note.

          3. MUTUAL DELIVERIES. (a) On the Closing Date the Holder shall deliver the Securities to GMTH and GMTH shall deliver to the Holder the Note duly endorsed for transfer (the "Exchange").

          4. CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 10 and Section 11 below, the date and time of the Exchange pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on January 31, 2005 or such other mutually agreed upon time.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder that:

          (a) The Company has the corporate power and authority to enter into this Agreement, and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

          (b) To the actual knowledge of the Company, the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Company which breach or default could reasonably by expected to have a material adverse effect on the Company taken as a whole.

          (c) Except as disclosed in Schedule 5(d) hereto, to the actual knowledge of the Company, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Agreement or the taking of any action contemplated hereunder.

          (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

          (e) The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will not
(i) violate any provision of the Company's Certificate of Incorporation or By-laws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound, (iv) to the Company's actual knowledge, violate any statute, law or regulation.

          6. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Company that:

          (a) The Holder has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by the Holder of this Agreement, and the consummation by the Holder of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Holder. This Agreement has been duly executed and delivered by the Holder and constitutes valid and binding obligations of the Holder, enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

          (b) The execution, delivery and performance by the Holder of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Holder.

          (c) The Holder is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Holder has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Preferred Stock. The Holder acknowledges that an investment in the Preferred Stock is speculative and involves a high degree of risk.

          (d) Holder has received all documents, records, books and other information pertaining to Holder's investment in the Company that have been requested by Holder.

          (e) At no time was Holder presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

          (f) Except as specifically set forth herein, Holder makes no representations or warranties any other matter.

          (g) The Holder has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transaction contemplated hereby.

          (h) The Holder is the owner of good and marketable title to the Securities, free and clear of all liens, pledges and encumbrances.

          7. GOVERNING LAW; MISCELLANEOUS

          (a) Governing Law; Jurisdiction. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with New York law without regard to the conflict of law principles thereof, except that matters relating to the corporate governance of the Company shall be governed by Delaware law. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the Borough of Manhattan (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such New York Courts), waive any objection to the laying of venue of any such litigation in the New York Courts and agree not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement.

          (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.

          (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder.

          (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier, overnight delivery service or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, overnight delivery service or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:
                                    Michael Sheppard
                                    Global Matrechs, Inc.
                                    90 Grove Street
                                    Ridgefield CT 06877
                                    Telephone: 1.203.431.6665
         with copy to:

                                    Foley Hoag LLP
                                    155 Seaport Boulevard
                                    Boston, MA 02210
                                    Attention: David A. Broadwin, Esq.
                                    Telephone: (617) 832-1000
                                    Fax: (617) 832-7000

         If to the Holder:
                                    Harbour House, 2nd Floor
                                    Waterfront Drive
                                    PO Box 972
                                    Road Town
                                    Tortola, British Virgin Islands

         with a copy to:
                                    Krieger & Prager, LLP
                                    39 Broadway
                                    New York, NY  10006
                                    Attn:  Sam Krieger, Esq.
                                    Telephone: (212) 363-2900

          Each party shall provide notice to the other parties of any change in address.

          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company, nor the Holder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

          8. FURTHER ASSURANCES. Each party shall do and perform or cause to be done and perform, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          9. REGISTRATION RIGHTS. Beginning six (6) months from the date of this Agreement, if the Company proposes to register any of its securities under the Securities Act of 1933, as amended ("Act") (except for registrations on Forms S-8 or S-4 or their equivalent), it will give written notice by registered mail, at least twenty (20) days prior to the filing of each such registration statement, to the Purchaser of its intention to do so. If the Purchaser notifies the Company within ten (10) days after receipt of any such notice of its desire to include any of the Conversion Shares (the "Underlying Shares"), the Company shall afford the Purchaser the opportunity to have any such Underlying Shares registered under such registration statement at the Company's sole cost and expense.

          Limitations on Registration.

          (a) Termination of Registration Rights. These rights may be exercised at any time on an unlimited number of occasions after the date hereof until such time when all Underlying Shares may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Purchaser.

          (b) Underwritten Offerings. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required to include any Underlying Shares in such underwriting unless such Purchaser accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Company. If the underwriters reasonably believe the total amount of Underlying Shares which the Purchaser requests to be included in an underwritten offering pursuant to this Section, together with any other shares of Common Stock for which registration has been requested by holders with similar rights, exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the Underlying Shares and such other shares of Common Stock as the underwriters reasonably believe will not jeopardize the success of the offering, such shares so included to be apportioned pro rata among the Purchaser and other holders based on the number of shares for which registration was initially requested.

          10. CONDITIONS TO THE HOLDER'S OBLIGATION TO EXCHANGE. The obligation of the Holder to deliver the certificate(s) representing the Securities to GMTH on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion:

          (a) GMTH shall have executed this Agreement and delivered the same to the Holder.

          (b) The representations and warranties of GMTH shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and GMTH shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by GMTH on or prior to the Closing Date.

          (c) GMTH shall have delivered to the Holder the Note in accordance with the terms herein.

          (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          11. CONDITIONS TO GMTH's OBLIGATION TO EXCHANGE The obligation of GMTH hereunder to deliver the Note on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for GMTH's sole benefit and may be waived by GMTH at any time in its sole discretion.

          (a) The Holder shall have executed this Agreement and delivered same to GMTH.

          (b) The Holder shall have delivered to GMTH the Securities in accordance with the terms herein.

          (c) The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder on or prior to the Closing Date.

          (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            GLOBAL MATRECHS, INC.


                                            By: /s/ Michael Sheppard
                                                --------------------------
                                            Name: Michael Sheppard
                                            Title: President

                                            WOODWARD LLC


                                            By: __________________________
                                            Name: ________________________
                                            Title: _______________________

                                    EXHIBIT A


                               LIST OF SECURITIES

                      $30,000 note issued by Eurotech Ltd.

                      $30,000 note issued by Eurotech Ltd.

                      $60,000 note issued by Eurotech Ltd.

                      $45,000 note issued by Eurotech Ltd.

                     $125,000 note issued by Eurotech Ltd.